SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K




             CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: July 26, 1996
                        (Date of Earliest Event Reported)



                           Commission File No. 1-12590




                            GABLES RESIDENTIAL TRUST
                             A MARYLAND CORPORATION
                  I.R.S. EMPLOYER IDENTIFICATION NO. 58-2077868
                              2859 PACES FERRY ROAD
                             ATLANTA, GEORGIA 30339
                            TELEPHONE: (770) 436-4600




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Item  5.   Other Events

Apartment Community Acquisition:

On July 26, 1996, Gables Residential Trust (collectively with its subsidiaries, the "Company") through Gables Realty Limited Partnership (the "Operating Partnership", of which the Company owns the sole general partner and currently holds an approximate 81.9% economic interest), acquired Morning Grove Apartments, a multifamily apartment community located in Memphis, Tennessee, comprised of 500 apartment homes (the "Property"), from Morning Grove Apartments, L.L.C., a Tennessee limited liability company. The occupancy rate of the 500 apartment homes was approximately 93% as of July 26, 1996.

The acquisition was financed primarily through the assumption of a $19.8 million mortgage note payable and the issuance of 243,787 minority units of limited partnership interest in the Operating Partnership ("Units").

Financial Statements and Exhibits:

(a)   Financial Statements of Property Acquired

          The financial statements relating to the acquisition of Morning Grove Apartments are attached hereto as Exhibit 99.1 and incorporated herein by this reference.

(b)   Pro Forma Financial Information

    The unaudited pro forma financial information relating to the acquisition of Morning Grove Apartments, in addition to the previously filed acquisition of Pin Oak Green and Pin Oak Park Apartments, are attached hereto as Exhibit
    99.2 and incorporated herein by this reference.

(c)   Exhibits

Exhibit
   No.      Description
- ----------- ----------------------------------------------------------------
   10.1     Agreement for Contribution between Gables Realty Limited Partnership and Morning Grove Apartments, L.L.C., dated June 24, 1996. The exhibits to this agreement are referred to in, but not filed with, this exhibit. Such exhibits have been omitted for purposes of this filing, but will be furnished to the Commission supplementally upon request.

   10.2 Addendum to Agreement for Contribution between Gables Realty Limited Partnership and Morning Grove Apartments, L.L.C. dated June 24, 1996.

   10.3 Registration Rights Agreement between Gables Residential Trust and Morning Grove Apartments, L.L.C. dated July 26, 1996.

   99.1     Financial statements of Morning Grove Apartments.

   99.2 Pro forma financial information related to the acquisition of Morning Grove Apartments and relating to the acquisition of Pin Oak Green and Pin Oak Park Apartments (pursuant to previous information filed in Form 8-K/A, dated April 23, 1996).

   23.1     Consent of Independent Public Accountants.


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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            GABLES RESIDENTIAL TRUST


Date:      August 12, 1996         By:      /s/ Marvin R. Banks, Jr.
                                            ------------------------
                                             Marvin R. Banks, Jr.
                                             Vice President and Chief
                                             Financial Officer

                                Index to Exhibits

Exhibit
   No.      Description
- ----------- ----------------------------------------------------------------
   10.1     Agreement for Contribution between Gables Realty Limited Partnership and Morning Grove Apartments, L.L.C., dated June 24, 1996. The exhibits to this agreement are referred to in, but not filed with, this exhibit. Such exhibits have been omitted for purposes of this filing, but will be furnished to the Commission supplementally upon request.

   10.2 Addendum to Agreement for Contribution between Gables Realty Limited Partnership and Morning Grove Apartments, L.L.C. dated June 24, 1996.

   10.3 Registration Rights Agreement between Gables Residential Trust and Morning Grove Apartments, L.L.C. dated July 26, 1996.

   99.1     Financial statements of Morning Grove Apartments.

   99.2 Pro forma financial information related to the acquisition of Morning Grove Apartments and relating to the acquisition of Pin Oak Green and Pin Oak Park Apartments (pursuant to previous information filed in Form 8-K/A, dated April 23, 1996).

   23.1     Consent of Independent Public Accountants.